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                                                                    EXHIBIT 10.5

                          DIRECTOR COMPENSATION CHART+

                        ANNUAL LEAD INDEPENDENT              BOARD             COMMITTEE
  ANNUAL BOARD           DIRECTOR & COMMITTEE             MEETING FEE         MEETING FEE
MEMBER RETAINER             CHAIR RETAINER             (PER MEETING FEE)   (PER MEETING FEE)               EQUITY GRANTS
---------------   ----------------------------------   -----------------   -----------------   -------------------------------------
    $15,000*      -    Lead Independent Director &          $2,000**             $750**        -    Restricted Stock Units grant
                       Audit Chair: $20,000*                                                        upon first (initial) appointment
                                                                                                    to Board of Directors: $75,000
                  -    Compensation Committee Chair:                                                in Fair Market Value***, capped
                       $10,000*                                                                     at 12,500 units, 4-yr.
                                                                                                    straight-line vesting (i.e., 25%
                  -    Nominating and Governance                                                    per year).
                       Committee Chair: $5,000*
                                                                                               -    Annual Restricted Stock Units
                                                                                                    grant: $40,000 in Fair Market
                                                                                                    Value***; 100% "cliff" vesting
                                                                                                    at 1st anniversary.

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+    Directors who are also employees of the Company do not receive any compensation for serving as Directors or as members of Committees.

*    Retainer paid in equal quarterly installments.

** Fee reduced 50% (i) if attended by telephone; or (ii) for Committee meetings held immediately before or after a Board meeting.

*** The number of Restricted Stock Units ("Units") to be granted will be determined as follows:

     - The Fair Market Value ("FMV") will be calculated based on the last reported sale price per share of the Company's Common Stock on the NASDAQ National Market on the Units grant date.

     - The FMV will then be divided into $75,000 [if a "first (initial)" grant] or $40,000 [if an annual grant] to determine the number of Units to be granted.